SCHEDULE A
                              DATED MARCH 1, 2017
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                                    BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
                            NORTHPOINTE CAPITAL LLC

This Agreement relates to the following Funds of the Trust:

------------------------------------------------------------------------------------------------------------
NAME OF FUND               SHARE CLASS                MAXIMUM ANNUAL         INITIAL TERM END DATE
                                                      OPERATING EXPENSE
                                                      LIMIT
------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap      Institutional Class        1.00%                  February 28, 2018
Value Fund                 shares
                           ---------------------------------------------------------------------------------
                           Investor Class shares      1.25%                  February 28, 2018
------------------------------------------------------------------------------------------------------------
NorthPointe Large Cap      Institutional Class        0.80%                  February 28, 2018
Value Fund                 shares
                           ---------------------------------------------------------------------------------
                           Investor Class shares      1.05%                  February 28, 2018
------------------------------------------------------------------------------------------------------------

                                        THE ADVISORS' INNER CIRCLE FUND III

                                        By: /s/ Dianne Descoteaux
                                            ---------------------
                                        Name: Dianne Descoteaux
                                        Title: VP & Secretary

                                        NORTHPOINTE CAPITAL LLC

                                        By: /s/ Michael P. Hayden
                                            ---------------------
                                        Name: Michael P. Hayden
                                        Title: Chief Executive Officer